UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 5, 2015, Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), held a special meeting of unitholders (the “Special Meeting”) at which unitholders approved (i) the previously announced Agreement and Plan of Merger, dated as of May 21, 2015 (the “Merger Agreement”), by and among the Partnership, Eagle Rock Energy GP, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”) and Talon Merger Sub, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of Vanguard (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Partnership (the “Merger”), with the Partnership continuing as the surviving entity and as a wholly owned indirect subsidiary of Vanguard and (ii) on an advisory, non-binding basis, the Merger-related compensation payments that, pursuant to existing contractual arrangements, may become payable to the Partnership’s named executive officers in connection with the Merger.
The proposals submitted to the Partnership’s unitholders at the Special Meeting are described in detail in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on September 3, 2015. The final results regarding each proposal are set forth below:

1.	The proposal to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement was approved by the following vote:

For	Against	Abstain
94,842,961	3,758,735	268,497

2.
The proposal to approve, on an advisory, non-binding basis, the Merger-related compensation to be paid or become payable, pursuant to existing contractual arrangements, to the Partnership’s named executive officers in connection with the Merger was approved by the following vote:

For	Against	Abstain
82,527,454	14,897,251	1,445,488

There were no broker non-votes cast with respect to Proposals No. 1 and 2.
Item 8.01. Other Events.
On October 5, 2015, the Partnership and Vanguard issued a joint press release announcing the voting results of the Special Meeting. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits
99.l    Joint Press Release, dated October 5, 2015, issued by Eagle Rock Energy Partners, L.P. and Vanguard Natural Resources, LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: October 5, 2015	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index
(d)    Exhibits
99.l    Joint Press Release, dated October 5, 2015, issued by Eagle Rock Energy Partners, L.P. and Vanguard Natural Resources, LLC.